UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2025

Central Index Key Number of the issuing entity: 0002086308

Wells Fargo Commercial Mortgage Trust 2025-C65

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001968416

Argentic Real Estate Finance 2 LLC

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association
Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0001755531

Societe Generale Financial Corporation

Central Index Key Number of the sponsor: 0001722518

BSPRT CMBS Finance, LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-282099-07	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 16, 2025, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance of the Wells Fargo Commercial Mortgage Trust 2025-C65 Commercial Mortgage Pass-Through Certificates, Series 2025-C65 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated and effective as of October 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-SB, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class D, Class E, Class F-RR, Class G-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $613,970,000, to Wells Fargo Securities, LLC (“WFS”), J.P. Morgan Securities LLC (“JPMS”), Goldman Sachs & Co. LLC (“GS&Co.”), SG Americas Securities, LLC (“SG Americas”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert Williams” and, together with WFS, JPMS, GS&Co., SG Americas, Academy and Drexel in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of October 3, 2025 (the “Underwriting Agreement”), between the Registrant, Wells Fargo Bank, National Association (“WFB”) and the Underwriters. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Registrant’s Preliminary Prospectus, dated September 30, 2025, and by the Prospectus, dated October 6, 2025 (the “Prospectus”), in negotiated transactions or otherwise, at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

The Registrant sold all of the Privately Offered Certificates, having an aggregate certificate balance of $74,917,246, to WFS, JPMS, GS&Co., SG Americas, Academy, Drexel and Siebert Williams (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of October 3, 2025, between the Registrant, WFB and the Initial Purchasers. The Privately Offered Certificates were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $6,078,854, were approximately $668,844,571. Of the expenses paid by the Registrant, approximately $0 was paid directly to affiliates of the Registrant, $1,310,399 in the form of fees were paid to the Underwriters, $968,523 were paid to or for the Underwriters and $3,799,932 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 to the Registrant’s Form 8-K filed on October 7, 2025 and in the Prospectus referred to above. The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

Credit Risk Retention

Argentic Real Estate Finance 2 LLC (“AREF2”), in its capacity as “retaining sponsor”, is satisfying its credit risk retention obligation under Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”) in connection with securitization of the Mortgage Loans referred to above, by the acquisition on the Closing Date and holding by Argentic Securities Holdings 2

Cayman Limited, a “majority-owned affiliate” of AREF2, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, of:

(i)	a “single vertical security” (as defined in Regulation RR) that is an “eligible vertical interest” (as defined in Regulation RR) in the Issuing Entity, with an aggregate initial principal balance of approximately $20,603,000 as of the Closing Date, comprised of the VRR Interest, and

(ii)	an “eligible horizontal residual interest” (as defined in Regulation RR) in the Issuing Entity, with an aggregate initial principal balance of approximately $35,920,246, comprised of the Class F-RR and Class G-RR Certificates (other than the portion of such classes comprising part of the VRR Interest) (the “HRR Interest”).

The VRR Interest represents at least 2.99% of the sum of the initial certificate balance of all of the Certificates as of the Closing Date. The VRR Interest will entitle the holder thereof to a specified percentage of the amounts paid on each other class of ABS interests in the Issuing Entity. The fair value of the HRR Interest is equal to approximately $14,639,799, representing approximately 2.03% of the aggregate fair value of all ABS interests issued by the Issuing Entity (the “ABS Interests”). The aggregate fair value of all ABS Interests is approximately $719,890,826. The fair values referenced in the preceding two sentences are based on actual prices and final tranche sizes as of the Closing Date for all certificates (other than the Class R certificates) issued by the Issuing Entity.

The Retaining Sponsor estimates that, if it had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of Regulation RR with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $35,994,541, representing 5.0% of the aggregate fair value, as of the Closing Date, of all ABS Interests.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated September 30, 2025 and filed with the Securities and Exchange Commission on September 30, 2025 under the heading “Credit Risk Retention” and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair values set forth above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated October 16, 2025.

8.1	Tax Opinion of Sidley Austin LLP, dated October 16, 2025 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Lee Green
Name:	Lee Green
Title:	Managing Director

Dated: October 16, 2025

Exhibit Index

Exhibit No.	Description

5.1	Legality Opinion of Sidley Austin LLP, dated October 16, 2025.

8.1	Tax Opinion of Sidley Austin LLP, dated October 16, 2025 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).